                                  EXHIBIT 99.2
                                  ------------

                        RAM OPTICAL INSTRUMENTATION INC.
                         CONDENSED STATEMENT OF INCOME
                                  (UNAUDITED)


     (In thousands)                                        Nine Months
                                                        Ended December 31,
                                                      ----------------------
                                                       1994            1993
                                                       ------         ------
     Net sales                                         $6,003         $6,682
     ---------
     Cost of sales                                      3,173          3,456
                                                       ------         ------

     Gross profit                                       2,830          3,226
     ------------
     Selling, general and administrative expense        2,399          2,425
     Research and development expense                     489            293
                                                       ------         ------

     Income from operations                               (58)           508
     ----------------------
     Interest expense                                     (20)           (13)
     Other expense, net                                   (19)            (4)
                                                       ------         ------

     Income before income taxes                           (97)           491
     --------------------------
     Income tax provision (benefit)                       (22)           197
                                                       ------         ------

     Net income                                        $  (75)        $  294
     ----------                                        ------         ------

                            See accompanying notes.

                               Page 4 of 12 Pages

                                 EXHIBIT 99.2
                                 ------------

                        RAM OPTICAL INSTRUMENTATION INC.
                            CONDENSED BALANCE SHEET
                                  (UNAUDITED)


(In thousands)
                                                   December 31,      March 31,
                                                       1994            1994
                                                   -----------       ---------
ASSETS
Current assets:
 Cash and cash equivalents                            $    4         $  106
 Customer receivables, net                             1,600          1,262
 Inventories                                           1,082          1,211
 Other current assets                                     21            132
                                                      ------         ------

  Total current assets                                 2,707          2,711
Property, plant and equipment, at cost, net              312            325
Other assets                                              29             41
                                                      ------         ------

                                                      $3,048         $3,077
                                                      ------         ------

LIABILITIES AND STOCKHOLDERS' EQUITY
Current liabilities:
 Accounts payable                                     $  318         $  153
 Accrued payroll and related expenses                    593            790
 Taxes based on income                                   (90)            14
 Short-term borrowings                                   249             --
 Other accrued liabilities                                82            131
                                                      ------         ------

  Total current liabilities                            1,152          1,088
Deferred income taxes                                     15             15

Stockholders' equity:
 Common stock, no par value, 1,000,000 authorized,
  60,000 issued and outstanding                          160            160
 Retained earnings                                     1,721          1,814
                                                      ------         ------

Total stockholders' equity                             1,881          1,974
                                                      ------         ------
                                                      $3,048         $3,077
                                                      ------         ------

                            See accompanying notes.

                               Page 5 of 12 Pages

                                 EXHIBIT 99.2
                                 ------------

                        RAM OPTICAL INSTRUMENTATION INC.
                       CONDENSED STATEMENT OF CASH FLOWS
                                  (UNAUDITED)

(In thousands)
                                                                          Nine Months
                                                                       Ended December 31,
                                                                     --------------------
                                                                       1994        1993
                                                                     --------    --------
     OPERATING ACTIVITIES
       Net income                                                     $ (75)       $ 294
       Adjustments to reconcile net income to net cash
        provided by (used in) operating activities:
         Depreciation and amortization                                   59           52
       Changes in operating assets and liabilities:
        (Increase) decrease in receivables                             (338)         103
        (Increase) decrease in inventories                              129         (227)
        Decrease in other current assets                                111            3
        Decrease in other assets                                         12           --
        Decrease in accounts payable and
         other accrued expenses                                         (81)        (231)
        Decrease in accrued income taxes                               (104)         (66)
                                                                      -----        -----
     Net cash used in operating activities                             (287)         (72)
                                                                      -----        -----

     INVESTING ACTIVITIES:
        Purchases of property, plant and equipment (net)                (46)         (72)
        Purchases of marketable securities                               --          (76)
                                                                      -----        -----
     Net cash used in investing activities                              (46)        (148)
                                                                      -----        -----

     FINANCING ACTIVITIES:
        Increase in short-term borrowings                               249           --
        Cash dividends paid                                             (18)         (24)
                                                                      -----
     Net cash provided by (used in) financing activities                231          (24)
                                                                      -----        -----

     NET DECREASE IN CASH AND CASH EQUIVALENTS                         (102)        (244)
     Cash and cash equivalents at beginning of period                   106          287
                                                                      -----        -----
     CASH AND CASH EQUIVALENTS AT END OF PERIOD                       $   4        $  43
                                                                      =====        =====

                            See accompanying notes.

                               Page 6 of 12 Pages

                                 EXHIBIT 99.2
                                 ------------

                       RAM OPTICAL INSTRUMENTATION,  INC.
                    NOTES TO CONDENSED FINANCIAL STATEMENTS
                            AS OF DECEMBER 31, 1994
                                  (UNAUDITED)


 1.  INTERIM REPORTING

 GENERAL

 The accompanying unaudited financial statements present the accounts of the RAM Optical Instrumentation, Inc. (ROI).

 In the opinion of management, all adjustments necessary for a fair presentation of the information in the unaudited condensed financial statements have been made and consist of only normal recurring accruals. Although the Company believes that the disclosures in these financial statements are adequate to make the information presented not misleading, certain information and footnote information normally included in financial statements prepared in accordance with generally accepted accounting principles have been condensed or omitted pursuant to rules and regulations of the Securities and Exchange Commission, and consequently, these statements should be read in conjunction with ROI's audited financial statements and notes thereto, for the year ended March 31, 1994, presented as Exhibit 99.1 to the Company's Form 8-K filed on March 15, 1995.

 2.  CUSTOMER RECEIVABLES

 Customer receivables aggregated $1,600,000 and 1,262,000 at December 31, 1994 and March 31, 1994, respectively. Bad debts are charged to operations in the year in which the account is determined uncollectible. If the reserve method of accounting for uncollectible accounts were used, it would not have a material effect on the financial statements. Receivables from customers are generally unsecured.

 3.  INVENTORIES

 Inventories are stated at cost, determined using the first-in, first-out
 (FIFO) basis, and do not exceed net realizable value.

         Inventory consists of the following at December 31, 1994 (in thousands):

        Materials                                    $1,077
        Work-in-process                                   5
                                                     ------
                                                     $1,082
                                                     ======

                           Page 7 of 12 Pages